_________________________________________________________________
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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                        FORM 8-K/A NO. 1

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 1999

                  FIRST LEESPORT BANCORP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania                000-14555         23-2354007
(State or other jurisdiction      (Commission       (IRS Employer
      of incorporation)           File Number)       Ident. No.)

133 North Center Avenue, Leesport, Pennsylvania           19533
    (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (610) 926-2161

                               N/A
                 (Former name or former address,
                 if changed since last report.)
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_________________________________________________________________
  <PAGE 1>
Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          The Consolidated Balance Sheets as of December 31, 1998 and 1997, and the Consolidated Statements of Income, Consolidated Statements of Changes in Shareholders' Equity and Consolidated Statements of Cash Flows for the years ended December 31, 1998 and 1997 of Merchants of Shenandoah Ban-Corp and subsidiary, and the Report of Independent Auditors and related Notes to Consolidated Financial Statements, are incorporated herein by reference to Exhibit 99.1 hereof.

          The Unaudited Consolidated Balance Sheets as of
          June 30, 1999 and June 30, 1998, and the Unaudited Consolidated Statements of Income for the six-month periods ended June 30, 1999 and 1998 of Merchants of Shenandoah Ban-Corp and subsidiary are incorporated herein by reference to Exhibit 99.2 hereof.

     (b)  Pro forma financial information.

          The pro forma financial statements of First Leesport Bancorp, Inc. and Merchants of shenandoah Ban-Corp required by Item 7(b) of Form 8-K are incorporated herein by reference to Exhibits 99.3 and 99.4 hereof.

     (c)  Exhibits.

           2.1 Agreement, dated as of January 12, 1999, between First Leesport Bancorp, Inc. and
               Merchants Bancorp, Inc.*

          23   Consent of Stokes Kelly & Hinds, LLC.

          99.1 Consolidated Balance Sheets as of December 31, 1998 and 1997, and the Consolidated Statements of Income, Consolidated Statements of Changes in Stockholders' Equity and Consolidated Statements of Cash Flows for the years ended December 31, 1998 and 1997 of Merchants of Shenandoah Ban-Corp and the Report of Independent Auditors and related Notes to Consolidated Financial Statements are incorporated herein by reference to pages F-2 through F-21 to the Form S-4/A Registration Statement (No. 333-77075) of First Leesport Bancorp, Inc. dated May 13, 1999 (the "Registration Statement").

          99.2 Unaudited Consolidated Balance Sheets as of June 30, 1999 and June 30, 1998, and Unaudited Consolidated Statements of Income, for the six
               <PAGE 2>-month periods ended June 30, 1999 and
               1998 of Merchants of Shenandoah Ban-Corp and subsidiary.

          99.3 Pro forma unaudited financial statements of First
               Leesport Bancorp, Inc. and Merchants of Shenandoah
               Ban-Corp at and for the six-month period ended
               June 30, 1999.

          99.4 Pro forma unaudited financial statements of First Leesport Bancorp, Inc. and Merchants of Shenandoah Ban-Corp at December 31, 1998, 1997 and 1996 are incorporated herein by reference to pages 20 through 23 of the Registration Statement.

_______________
*Previously Filed.
  <PAGE 3>
                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST LEESPORT BANCORP, INC.

Dated:  September 14, 1999

                              By /s/ Frederick P. Henrich
                                   Frederick P. Henrich,
                                   Chief Financial Officer
  <PAGE 4>
                          EXHIBIT INDEX


Exhibit Number

     23             Consent of Stokes Kelly & Hinds, LLC.

     99.2 Unaudited Consolidated Balance Sheets as of June 30, 1999 and June 30, 1998 and Unaudited Consolidated Statements of Income for the six-month periods ended June 30, 1999 and 1998 of Merchants of Shenandoah Ban-Corp and subsidiary.

     99.3 Pro forma unaudited financial statements of First Leesport Bancorp, Inc. and Merchants of
                    Shenandoah Ban-Corp and for the six-month period ended June 30, 1999.
  <PAGE 5>